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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/13

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2013

Invesco

Invesco Bond Fund

Effective December 3, 2012, Invesco Van Kampen Bond Fund was renamed Invesco Bond Fund.

NYSE: VBF

2 Performance Summary
2 Management Discussion
4 Supplemental Information
5 Dividend Reinvestment Plan
6 Schedule of Investments
21 Financial Statements
23 Notes to Financial Statements
30 Financial Highlights
31 Auditor's Report
32 Tax Information
T-1 Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

This is the annual report for Invesco Bond Fund for the fiscal year ended February 28, 2013. The Fund’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities by the total number of shares outstanding. Market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the Fund provided positive absolute returns for the reporting period and outperformed the Barclays Baa U.S. Corporate Bond Index, the Fund’s style-specific index, as sector allocation aided relative performance. On a market price basis, the Fund’s return was positive, reflecting investors’ increasing acceptance of risk and desire for yield, especially during the latter part of the reporting period.

Performance

Total returns, 2/29/12 to 2/28/13

Fund at NAV	8.77%
Fund at Market Value	6.23
Barclays Baa U.S. Corporate Bond Index‚	7.26
Market Price Discount to NAV as of 2/28/13	-1.34

Source(s):‚Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

We seek to provide interest income while conserving capital by investing primarily in fixed-rate US investment-grade corporate bonds with flexibility to incorporate up to 20% in non-investment-grade and non-US dollar-denominated securities, as well as foreign sovereign and corporate securities (both developed and emerging markets). We also may invest in government securities, asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (MBS). The Fund may also invest in derivatives and other instruments that have similar economic characteristics to other securities.

We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.

Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeco-

nomic analysis and bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

Sell decisions generally are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	General liquidity needs of the Fund.

Market conditions and your Fund

During the past 12 months, most major segments of the US bond market produced positive returns, buoyed by generally slow economic growth, sustained low interest rates and investor demand for yield. The US showed positive, if lethargic, economic and employment growth, while signs of recession across Europe and Japan, and slowing growth in China, weighed on global demand for US goods and services. With inflation expectations held in check by modest economic and employment growth prospects, the US Federal Reserve, along with other major central banks around the world, continued their accommodative monetary policies and bond buying programs aimed at spurring economic activity by keeping interest rates low. Throughout the year,

Portfolio Composition
By security type, based on total investments
US Dollar Denominated Bonds and Notes	97.4%
Preferred Stocks	1.1
Asset-Backed Securities	0.9
Non-US Dollar Denominated
Bonds and Notes	0.3
Municipal Obligations	0.2
US Treasury Securities	0.1

Top Five Fixed Income Issuers

1. Comcast Corp.	2.6%
2. International Lease Finance Corp.	2.0
3. Prudential Financial, Inc.	1.6
4. CVS Pass-Through Trust	1.4
5. Goldman Sachs Group, Inc.	1.3

Total Net Assets	$237.8 million

Total Number of Holdings*	626

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

2                Invesco Bond Fund

US Treasuries experienced mild rallies and sell-offs as uncertainties about the slowing global economies, the US presidential election, the “fiscal cliff” and geopolitical risks were reflected in market prices. Treasury yields ultimately remained very low and little changed across the maturity spectrum from the beginning of the fiscal year to its end.

    The low yields provided by Treasuries, and increased investor confidence that rates would remain low for an extended period, increased demand for fixed income securities that provided relative value and higher yields than comparable-maturity Treasuries in return for the additional risks they carry. In place of significant rate declines, US bond market returns for the past 12 months were supported by demand for riskier assets such as corporate bonds and MBS.

    With this economic environment as a backdrop, the Fund at NAV generated positive returns for the reporting period and outperformed its style-specific index, the Barclays Baa U.S. Corporate Bond Index. Outperformance from asset allocation and sector selection decisions was broad based, but was mainly attributed to our sustained overweight allocation to investment-grade financials and a consistent underweight position in the underperforming industrial and utility sectors of the style-specific index. An off-benchmark allocation to high yield corporate bonds averaged approximately 10% of market value throughout the reporting period and also contributed to relative performance of the Fund, as high yield bonds notably outperformed investment-grade corporate bonds during the fiscal year.

    Security selection was a net detractor from relative returns on an NAV basis. While security selection within certain sub-sectors was favorable, especially within the banking sub-sector, our overall under-weight position in BBB-rated1 credits, which were the best performing quality segment within the style-specific index, hindered performance.

    Throughout the fiscal year, several strategies were used to help modulate the overall credit risk of the Fund and manage liquidity needs. Our limited use of credit default swaps (notional value of less than 5% of the Fund) as a hedge against credit market volatility detracted slightly from relative returns. Although the credit default swaps helped dampen portfolio volatility early in the fiscal year when credit markets were most unsettled, they were a drag on relative returns during the second half of the reporting period as credit markets recovered.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. On average, we maintained the Fund’s duration and yield curve positioning close to the style-specific benchmark, but the timing of changes and degree of variance from the benchmark created a small positive contribution to relative returns as rates fluctuated throughout the reporting period. Buying and selling US Treasury futures contracts were important tools we used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Thank you for investing in Invesco Bond Fund and for sharing our long-term investment horizon.

1	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Chuck Burge Portfolio manager, is manager of Invesco Bond Fund. He has been associated with Invesco or its investment advisory affiliates since 2002 and began managing the Fund in 2010. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

John Craddock Chartered Financial Analyst, portfolio manager, is manager of Invesco Bond Fund. He has been associated with Invesco or its investment advisory affiliates since 1999 and began managing the Fund in 2010. Mr. Craddock earned a BS in mechanical engineering from Clemson University and an MBA with a concentration in finance from Georgia Institute of Technology’s Dupree School of Management.

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco Bond Fund. He has been associated with the Invesco or its investment advisory affiliates since 1992 and began managing the Fund in 2012. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco Bond Fund. He has been associated with the Invesco or its investment advisory affiliates since 2000 and began managing the Fund in 2012. Mr. Roberts earned a BBA in finance from the University of Houston.

3 Invesco Bond Fund

Supplemental Information

Invesco Bond Fund’s investment objective is to seek interest income while conserving capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Barclays Baa U.S. Corporate Bond Index is the Baa component of the Barclays U.S. Corporate Investment Grade Index.
■	The Barclays U.S. Corporate Investment Grade Index consists of publicly issued, fixed rate, nonconvertible, investment-grade debt securities.
■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GURANTEE	NYSE Symbol VBF

4                Invesco Bond Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Fund, allowing you to potentially increase your investment over time.

Plan benefits

■	Add to your account:

You may increase the amount of shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by a Fund, there is no fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include your Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distributions are paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your reinvestment shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium — a market price that is higher than its NAV — you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount — a market price that is lower than its NAV — you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Fund. If your Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if your Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and applicable per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

Note that the Plan may be amended or supplemented by the Fund at any time upon 30 days’ written notice to Plan participants.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5 Invesco Bond Fund

Schedule of Investments(a)

February 28, 2013

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–100.31%
Advertising–1.12%
Interpublic Group of Cos. Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$1,200,000	$1,190,704
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 05/01/23(b)	15,000	15,150
National CineMedia LLC, Sr. Sec. Global Notes, 6.00%, 04/15/22	10,000	10,775
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	260,000	266,108
WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	1,080,000	1,189,504
		2,672,241

Aerospace & Defense–1.09%
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	20,000	20,850
Bombardier Inc. (Canada), Sr. Unsec. Notes,
6.13%, 01/15/23(b)	30,000	30,863
7.75%, 03/15/20(b)	90,000	102,825
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21(b)	55,000	54,931
GenCorp Inc., Sec. Gtd. Notes, 7.13%, 03/15/21(b)	65,000	67,925
General Dynamics Corp., Sr. Unsec. Gtd. Global Notes,
2.25%, 11/15/22	600,000	573,875
3.60%, 11/15/42	500,000	462,101
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	55,000	60,225
7.13%, 03/15/21	50,000	54,750
L3 Communications Corp., Sr. Unsec. Gtd. Notes, 4.75%, 07/15/20	1,000,000	1,101,983
Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	45,000	48,037
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 10/15/20(b)	10,000	10,400
		2,588,765

Agricultural Products–1.31%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/16	1,685,000	1,807,284
Ingredion Inc.,
Sr. Unsec. Global Notes, 1.80%, 09/25/17	460,000	461,500
Sr. Unsec. Notes,
3.20%, 11/01/15	460,000	482,459
6.63%, 04/15/37	300,000	363,984
		3,115,227

Air Freight & Logistics–0.15%
United Parcel Service Inc., Sr. Unsec. Global Notes, 3.63%, 10/01/42	365,000	350,093

	Principal Amount	Value
Airlines–2.72%
America West Airlines Pass Through Trust-Series 2001-1, Class G, Sec. Pass Through Ctfs., 7.10%, 04/02/21	$329,927	$366,426
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16 (Acquired 10/13/11-11/29/11; Cost $74,100)(b)(c)	90,000	103,725
American Airlines Pass Through Trust,
Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	388,275	407,931
Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	710,621	756,811
Continental Airlines Pass Through Trust,
Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	22,833	23,589
Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	12,452	14,413
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	628,226	648,643
Series 2012-1, Class B, Sec. Pass Through Ctfs., 6.25%, 04/11/20	2,000,000	2,106,250
Series 2012-3, Class C, Sr. Sec. Pass Through Ctfs., 6.13%, 04/29/18	130,000	130,000
Delta Air Lines Pass Through Trust,
Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	450,552	513,488
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	15,000	15,863
Series 2010-2, Class A, Sec. Pass Through Ctfs., 4.95%, 05/23/19	434,666	477,046
Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	20,000	21,150
Series 2011-1, Class A, Sec. Pass Through Ctfs., 5.30%, 04/15/19	142,765	158,469
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 4.75%, 05/07/20	615,000	669,197
US Airways Pass Through Trust-Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	58,737	60,499
		6,473,500

Alternative Carriers–0.12%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	50,000	55,750
Level 3 Communications Inc.,
Sr. Unsec. Global Notes, 11.88%, 02/01/19	60,000	69,750
Sr. Unsec. Notes, 8.88%, 06/01/19(b)	30,000	32,550
Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes,
8.13%, 07/01/19	25,000	27,344
8.63%, 07/15/20	20,000	22,350
9.38%, 04/01/19	25,000	28,187
Sr. Unsec. Gtd. Notes, 7.00%, 06/01/20(b)	55,000	58,025
		293,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Bond Fund

	Principal Amount	Value
Apparel Retail–0.10%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	$55,000	$60,225
J. Crew Group Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	90,000	96,975
Limited Brands Inc., Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	70,000	79,450
		236,650

Apparel, Accessories & Luxury Goods–0.26%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	135,000	146,475
Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	170,000	181,475
Levi Strauss & Co., Sr. Unsec. Global Notes,
6.88%, 05/01/22	10,000	10,887
7.63%, 05/15/20	160,000	175,000
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	10,000	9,925
Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	100,000	100,000
		623,762

Application Software–0.01%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	15,000	15,338

Asset Management & Custody Banks–0.86%
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes,
4.75%, 02/15/23(b)	1,190,000	1,305,156
6.25%, 08/15/42(b)	490,000	566,072
First Data Corp., Sr. Sec. Gtd. Notes, 6.75%, 11/01/20(b)	130,000	133,900
Sequa Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/17(b)	30,000	30,375
		2,035,503
Auto Parts & Equipment–0.06%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	90,000	96,750
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes,
6.25%, 03/15/21	20,000	20,300
6.63%, 10/15/22	30,000	30,750
		147,800

Automobile Manufacturers–1.58%
Ford Motor Co., Sr. Unsec. Global Notes,
4.75%, 01/15/43	1,500,000	1,432,500
7.45%, 07/16/31	50,000	64,250
Ford Motor Credit Co LLC, Sr. Unsec. Notes,
3.00%, 06/12/17	1,000,000	1,025,138
4.25%, 09/20/22	1,200,000	1,236,623
		3,758,511

	Principal Amount	Value
Automotive Retail–1.02%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	$1,540,000	$1,705,736
AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	675,000	708,986
		2,414,722

Biotechnology–0.01%
STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	25,000	27,438

Brewers–0.61%
Heineken NV (Netherlands), Sr. Notes, 1.40%, 10/01/17(b)	600,000	598,760
SABMiller Holdings Inc. (United Kingdom),
Sr. Unsec. Gtd. Notes,
3.75%, 01/15/22(b)	460,000	492,770
4.95%, 01/15/42(b)	325,000	362,013
		1,453,543

Broadcasting–2.25%
Belo Corp., Sr. Unsec. Deb., 7.25%, 09/15/27	25,000	25,750
Clear Channel Worldwide Holdings Inc.,
Series A, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	15,000	15,712
Series B, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	40,000	42,300
Sr. Unsec. Gtd. Sub. Global Notes,
7.63%, 03/15/20	90,000	93,375
COX Communications Inc., Sr. Unsec. Notes,
4.70%, 12/15/42(b)	1,000,000	986,870
6.25%, 06/01/18(b)	1,300,000	1,569,370
8.38%, 03/01/39(b)	305,000	451,901
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 3.70%, 06/01/15	2,000,000	2,127,192
LIN Television Corp., Sr. Unsec. Gtd. Notes, 6.38%, 01/15/21(b)	15,000	15,975
Nielsen Finance LLC/Co. (Netherlands), Sr. Unsec. Gtd. Notes, 4.50%, 10/01/20(b)	25,000	24,875
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	5,000	5,138
		5,358,458

Building Products–0.49%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	40,000	41,200
Building Materials Corp. of America,
Sr. Unsec. Gtd. Notes, 7.50%, 03/15/20(b)	45,000	48,825
Sr. Unsec. Notes, 6.88%, 08/15/18(b)	20,000	21,450
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Notes, 6.25%, 02/01/21(b)	85,000	90,100
Masco Corp., Sr. Unsec. Global Notes, 5.95%, 03/15/22	20,000	22,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Bond Fund

	Principal Amount	Value
Building Products–(continued)
Nortek Inc., Sr. Unsec. Gtd. Global Notes,
8.50%, 04/15/21	$163,000	$181,745
10.00%, 12/01/18	40,000	45,000
Owens Corning Inc., Sr. Unsec. Gtd. Global Notes, 4.20%, 12/15/22	415,000	425,865
Ply Gem Industries Inc.,
Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	65,000	70,769
Sr. Unsec. Gtd. Global Notes, 9.38%, 04/15/17	25,000	27,281
USG Corp.,
Sr. Unsec. Gtd. Notes, 7.88%, 03/30/20(b)	65,000	74,425
Sr. Unsec. Notes, 9.75%, 01/15/18	95,000	112,219
		1,161,279

Cable & Satellite–5.24%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.25%, 03/15/21(b)	45,000	45,000
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes,
3.13%, 07/15/22	2,000,000	2,057,429
4.25%, 01/15/33	860,000	872,386
5.70%, 05/15/18	1,545,000	1,866,624
6.50%, 01/15/15	500,000	554,246
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	580,000	746,815
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 2.40%, 03/15/17	295,000	302,115
5.15%, 03/15/42	490,000	472,655
Sr. Unsec. Gtd. Notes, 1.75%, 01/15/18	440,000	432,778
DISH DBS Corp.,
Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/22	30,000	31,800
Sr. Unsec. Notes, 5.00%, 03/15/23(b)	95,000	94,644
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	50,000	55,125
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	15,000	17,175
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/20	140,000	151,200
7.50%, 04/01/21	85,000	92,650
Sr. Unsec. Gtd. Notes, 6.63%, 12/15/22(b)	60,000	60,750
NBCUniversal Media LLC, Sr. Unsec. Global Notes,
2.10%, 04/01/14	375,000	381,339
5.15%, 04/30/20	210,000	248,737
5.95%, 04/01/41	355,000	439,696

	Principal Amount	Value
Cable & Satellite–(continued)
Time Warner Cable, Inc.,
Sr. Unsec. Gtd. Global Deb., 6.55%, 05/01/37	$310,000	$358,570
Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	685,000	840,826
Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	350,000	396,992
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	95,000	102,125
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes,
5.25%, 01/15/21	420,000	442,491
6.50%, 01/15/18	1,290,000	1,389,915
		12,454,083

Casinos & Gaming–0.35%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	55,000	59,263
CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. Global Notes,
7.63%, 01/15/16	50,000	54,000
10.75%, 01/15/17	82,437	91,299
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 9.25%, 02/15/19(b)	10,000	7,600
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	185,000	192,400
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	90,000	99,225
Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	67,000	71,187
Snoqualmie Entertainment Authority,
Sr. Sec. Floating Rate Notes, 4.22%, 02/01/14(b)(d)	65,000	65,244
Sr. Sec. Notes, 9.13%, 02/01/15(b)	72,000	72,270
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Sec. First Mortgage Global Notes,
5.38%, 03/15/22	90,000	94,387
7.75%, 08/15/20	15,000	16,838
		823,713

Coal & Consumable Fuels–0.12%
Alpha Natural Resources Inc., Sr. Unsec. Gtd. Notes, 9.75%, 04/15/18	15,000	16,125
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	145,000	160,587
Peabody Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/18	60,000	64,050
Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	50,000	53,250
		294,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Bond Fund

	Principal Amount	Value
Communications Equipment–0.05%
Avaya Inc.,
Sr. Sec. Gtd. Notes,
7.00%, 04/01/19(b)	$80,000	$76,800
9.00%, 04/01/19(b)	20,000	20,700
Sr. Unsec. Gtd. Global Notes,
9.75%, 11/01/15	20,000	19,775
		117,275

Computer & Electronics Retail–0.05%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	105,000	113,269

Computer Storage & Peripherals–0.04%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.00%, 11/01/21	90,000	98,100

Construction & Engineering–0.34%
Dycom Investments Inc.,
Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	80,000	85,400
Sr. Unsec. Gtd. Sub. Notes, 7.13%, 01/15/21(b)	25,000	26,687
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	155,000	163,525
URS Corp., Sr. Unsec. Notes, 5.00%, 04/01/22(b)	500,000	527,014
		802,626

Construction & Farm Machinery & Heavy Trucks–0.94%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	45,000	53,044
Caterpillar Financial Services Corp., Sr. Unsec. Notes, 0.70%, 11/06/15	900,000	900,788
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	52,000	52,780
Deere & Co., Sr. Unsec. Notes, 3.90%, 06/09/42	705,000	703,709
John Deere Capital Corp., Sr. Unsec. Global Notes, 0.88%, 04/17/15	310,000	312,203
Manitowoc Co. Inc. (The),
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	50,000	51,375
Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	40,000	45,400
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	44,000	42,680
Terex Corp.,
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	5,000	5,312
Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	10,000	10,425
Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	50,000	53,875
		2,231,591

Construction Materials–0.27%
Cemex Finance LLC (Mexico), Sr. Sec. Gtd. Notes, 9.50%, 12/14/16(b)	100,000	109,005

	Principal Amount	Value
Construction Materials–(continued)
CRH America Inc. (Ireland), Sr. Unsec. Gtd. Notes, 8.13%, 07/15/18	$315,000	$391,260
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	130,000	142,025
		642,290

Consumer Finance–0.72%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
7.50%, 09/15/20	265,000	321,975
8.00%, 03/15/20	15,000	18,525
Capital One Financial Corp., Sr. Unsec. Global Notes, 1.00%, 11/06/15	500,000	499,429
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/17(b)	20,000	21,200
National Money Mart Co., Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	35,000	38,806
SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	745,000	811,199
		1,711,134

Data Processing & Outsourced Services–0.32%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	340,000	357,390
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	125,000	138,750
First Data Corp.,
Sec. Gtd. Notes, 8.25%, 01/15/21(b)	141,000	144,877
Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	45,000	47,475
NeuStar Inc., Sr. Unsec. Gtd. Notes, 4.50%, 01/15/23(b)	10,000	9,675
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes,
7.38%, 11/15/18	5,000	5,394
7.63%, 11/15/20	30,000	32,700
WEX Inc., Sr. Unsec. Gtd. Notes, 4.75%, 02/01/23(b)	30,000	29,288
		765,549

Department Stores–0.03%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	85,000	81,813

Distillers & Vintners–0.06%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Mortgage Notes, 9.13%, 12/01/16(b)	100,000	68,500
Constellation Brands Inc.,
Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	60,000	68,100
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	5,000	5,487
		142,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Bond Fund

	Principal Amount	Value
Diversified Banks–8.44%
Abbey National Treasury Services PLC (United Kingdom),
Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	$250,000	$255,102
Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(b)	555,000	576,627
ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	1,000,000	1,013,650
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 0.80%, 11/06/15	585,000	586,892
Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/17(b)	335,000	374,423
BBVA U.S. Senior S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.25%, 05/16/14	1,100,000	1,110,904
BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(b)	775,000	778,044
Hana Bank (South Korea), Sr. Unsec. Notes,
4.25%, 06/14/17(b)	500,000	548,515
4.50%, 10/30/15(b)	1,075,000	1,160,976
HBOS PLC (United Kingdom)-Series G, Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(b)	1,080,000	1,187,893
HSBC Finance Corp., Sr. Unsec. Sub. Global Notes, 6.68%, 01/15/21	957,000	1,148,640
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	500,000	537,000
ICICI Bank Ltd. (India), Sr. Unsec. Notes, 4.75%, 11/25/16(b)	600,000	640,985
ING Bank N.V. (Netherlands), Sr. Unsec. Notes,
3.00%, 09/01/15(b)	510,000	529,041
3.75%, 03/07/17(b)	990,000	1,062,028
Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes,
3.50%, 08/22/17	355,000	384,042
4.38%, 08/10/15	1,135,000	1,222,765
Lloyds TSB Bank PLC (United Kingdom), Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	540,000	605,184
National Australia Bank (Australia), Sr. Unsec. Medium-Term Global Notes, 2.00%, 03/09/15	460,000	471,345
Rabobank Nederland (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(e)	210,000	279,717
RBS Capital Trust II (United Kingdom), Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(e)	25,000	22,250
Royal Bank of Scotland Group PLC (The) (United Kingdom),
Sr. Unsec. Global Notes, 6.40%, 10/21/19	260,000	311,437
Unsec. Sub. Notes, 6.13%, 12/15/22	50,000	52,476

	Principal Amount	Value
Diversified Banks–(continued)
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes,
2.99%, 10/07/13(b)	$500,000	$503,124
3.72%, 01/20/15(b)	800,000	801,516
Societe Generale S.A. (France), Sr. Unsec. Medium-Term Notes, 5.20%, 04/15/21(b)	700,000	797,427
Standard Chartered PLC (Hong Kong), Sr. Unsec. Notes, 3.20%, 05/12/16(b)	500,000	529,230
Turkiye IS Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/17(b)	1,180,000	1,208,241
VTB Bank OJSC Via VTB Capital S.A. (Russia),
Sr. Unsec. Loan Participation Notes,
6.32%, 02/22/18(b)	915,000	1,004,931
6.55%, 10/13/20(b)	325,000	359,711
		20,064,116

Diversified Capital Markets–0.29%
UBS AG (Switzerland), Sr. Unsec. Global Bank Notes, 5.88%, 12/20/17	573,000	685,489

Diversified Chemicals–1.06%
Dow Chemical Co. (The), Sr. Unsec. Global Notes,
3.00%, 11/15/22	890,000	870,521
4.25%, 11/15/20	1,485,000	1,630,389
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	10,000	10,175
		2,511,085

Diversified Metals & Mining–2.37%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(b)	660,000	887,633
BHP Billition Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 6.50%, 04/01/19	1,000,000	1,279,333
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	15,000	15,713
6.88%, 04/01/22(b)	35,000	37,537
Freeport-McMoran Copper & Gold Inc., Sr. Unsec. Notes, 3.88%, 03/15/23(b)	800,000	799,528
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.50%, 03/22/22	820,000	859,240
Southern Copper Corp., Sr. Unsec. Global Notes,
5.25%, 11/08/42	750,000	725,682
5.38%, 04/16/20	230,000	261,369
6.75%, 04/16/40	335,000	390,017
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	117,555
Xstrata Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes, 5.30%, 10/25/42(b)	250,000	248,860
		5,622,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Bond Fund

	Principal Amount	Value
Diversified REITs–0.27%
Qatari Diar Finance QSC (Qatar), Sr. Unsec. Gtd. Notes, 5.00%, 07/21/20(b)	$545,000	$633,278

Drug Retail–1.69%
CVS Caremark Corp., Sr. Unsec. Global Notes, 2.75%, 12/01/22	670,000	665,204
CVS Pass Through Trust,
Sec. Global Pass Through Ctfs.,
6.04%, 12/10/28	1,253,904	1,485,674
Sr. Sec. Mortgage Pass Through Ctfs.,
5.77%, 01/10/33(b)	1,605,555	1,866,092
		4,016,970

Electric Utilities–3.26%
Appalachian Power Co., Sr. Unsec. Floating Rate Notes, 0.67%, 08/16/13(d)	1,000,000	1,001,391
DCP Midstream LLC, Sr. Unsec. Notes, 9.70%, 12/01/13(b)	1,500,000	1,597,752
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 5.13%, 10/07/19(b)	820,000	871,270
Entergy Gulf States Louisiana LLC, Sec. First Mortgage Bonds, 5.59%, 10/01/24	650,000	770,328
Mississippi Power Co.-Series 12, Class A, Sr. Unsec. Notes, 4.25%, 03/15/42	610,000	616,873
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Notes, 1.20%, 06/01/15	250,000	251,953
Ohio Power Co.-Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	350,000	417,245
Southern Co. (The)-Series A, Sr. Unsec. Notes, 2.38%, 09/15/15	400,000	416,073
Southern Power Co.-Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	1,175,000	1,286,561
System Energy Resources Inc., Sec. First Mortgage Bonds, 4.10%, 04/01/23	500,000	517,344
		7,746,790

Electrical Components & Equipment–0.03%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	40,000	41,200
General Cable Corp., Sr. Unsec. Gtd. Notes, 5.75%, 10/01/22(b)	30,000	30,975
		72,175

Electronic Components–0.69%
Corning, Inc., Sr. Unsec. Notes, 4.75%, 03/15/42	1,600,000	1,647,969

Electronic Manufacturing Services–0.03%
Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	70,000	72,625

Environmental & Facilities Services–0.52%
Clean Harbors Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/21(b)	20,000	20,450
Waste Management, Inc., Sr. Unsec. Gtd. Notes,
4.60%, 03/01/21	481,000	543,149
5.00%, 03/15/14	645,000	673,403
		1,237,002

	Principal Amount	Value
Food Distributors–0.01%
ARAMARK Corp., Sr. Unsec. Notes, 5.75%, 03/15/20(b)	$20,000	$20,500

Forest Products–0.02%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Global Notes, 8.50%, 04/01/21	45,000	44,775

Gas Utilities–0.13%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	55,000	59,675
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	85,000	86,487
Suburban Propane Partners, L.P./Suburban Energy Finance Corp.,
Sr. Unsec. Global Notes, 7.38%, 08/01/21	37,000	40,423
Sr. Unsec. Notes, 7.38%, 03/15/20	115,000	124,200
		310,785

General Merchandise Stores–0.12%
Dollar General Corp., Sr. Unsec. Gtd. Global Notes, 4.13%, 07/15/17	275,000	291,500

Gold–2.75%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 3.85%, 04/01/22	355,000	367,800
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	750,000	824,025
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	30,000	31,431
Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	1,000,000	975,812
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes,
5.13%, 09/01/21	300,000	313,002
6.88%, 09/01/41	700,000	736,639
Newcrest Finance Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	360,000	396,860
Newmont Mining Corp.,
Sr. Unsec. Gtd. Global Notes,
3.50%, 03/15/22	1,125,000	1,141,174
4.88%, 03/15/42	1,195,000	1,184,428
Sr. Unsec. Gtd. Notes, 6.25%, 10/01/39	475,000	562,344
		6,533,515

Health Care Distributors–0.56%
AmerisourceBergen Corp., Sr. Unsec. Gtd. Notes, 3.50%, 11/15/21	1,250,000	1,341,557

Health Care Equipment–0.06%
Biomet Inc.,
Sr. Unsec. Gtd. Notes, 6.50%, 08/01/20(b)	15,000	15,975
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/20(b)	25,000	25,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Bond Fund

	Principal Amount	Value
Health Care Equipment–(continued)
DJO Finance LLC/Corp.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	$5,000	$5,000
Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	65,000	63,537
Universal Hospital Service, Sr. Sec. Gtd. Notes, 7.63%, 08/15/20(b)	30,000	32,325
		142,650

Health Care Facilities–0.23%
HCA, Inc.,
Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	35,000	37,931
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/23	235,000	244,987
HealthSouth Corp., Sr. Unsec. Gtd. Notes,
5.75%, 11/01/24	15,000	15,187
7.25%, 10/01/18	36,000	38,970
7.75%, 09/15/22	18,000	19,620
Radiation Therapy Services Inc., Sr. Sec. Gtd. Global Notes, 8.88%, 01/15/17	60,000	58,950
Tenet Healthcare Corp.,
Sr. Sec. Gtd. Notes, 4.50%, 04/01/21(b)	10,000	9,913
Sr. Sec. Gtd. Notes, 4.75%, 06/01/20(b)	5,000	5,069
Sr. Unsec. Global Notes, 6.75%, 02/01/20	45,000	48,431
Sr. Unsec. Global Notes, 8.00%, 08/01/20	55,000	60,294
		539,352

Health Care Services–0.22%
Express Scripts Holding Co., Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	445,000	470,846
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	55,000	58,712
		529,558

Health Care Technology–0.04%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	85,000	93,712

Home Improvement Retail–0.03%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	70,000	76,563

Homebuilding–0.80%
Beazer Homes USA Inc.,
Sr. Unsec. Gtd. Global Notes, 8.13%, 06/15/16	57,000	62,130
Sr. Unsec. Gtd. Notes, 7.25%, 02/01/23(b)	35,000	35,613
K. Hovnanian Enterprises Inc.,
Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	60,000	66,600
Sr. Unsec Gtd. Notes, 7.50%, 05/15/16	20,000	20,275

	Principal Amount	Value
Homebuilding–(continued)
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	$95,000	$95,000
Sr. Unsec. Gtd. Notes, 11.88%, 10/15/15	10,000	11,150
Lennar Corp.,
Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	62,000	69,363
Sr. Unsec. Gtd. Notes, 4.75%, 11/15/22(b)	126,000	122,692
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	65,000	72,312
MDC Holdings Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	1,205,000	1,191,617
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/22	20,000	22,300
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	30,000	30,900
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	65,000	70,363
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	20,000	22,525
		1,892,840

Hotels, Resorts & Cruise Lines–0.51%
Caesars Entertainment Operating Co. Inc.,
Sec. Gtd. Global Notes, 10.00%, 12/15/15	15,000	13,575
Sec. Gtd. Global Notes,
9.00%, 02/15/20(b)	20,000	19,900
12.75%, 04/15/18	50,000	37,750
Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	45,000	44,775
Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/13	40,000	39,550
Caesars Operating Escrow LLC/Caesars Escrow Corp., Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	30,000	29,850
Carnival Corp., Sr. Unsec. Gtd. Global Notes, 1.88%, 12/15/17	435,000	437,939
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	5,000	5,569
Hyatt Hotels Corp., Sr. Unsec. Notes, 6.88%, 08/15/19(b)	155,000	183,698
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes,
5.25%, 11/15/22	260,000	267,800
7.50%, 10/15/27	100,000	115,000
Wyndham Worldwide Corp., Sr. Unsec. Global Notes, 6.00%, 12/01/16	9,000	10,237
		1,205,643

Household Products–0.08%
Central Garden & Pet Co., Sr. Unsec. Gtd. Sub. Notes, 8.25%, 03/01/18	74,000	76,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Bond Fund

	Principal Amount	Value
Household Products–(continued)
Reynolds Group Issuer Inc./ Reynolds Group Issuer LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	$105,000	$108,675
		184,802

Housewares & Specialties–0.02%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	45,000	45,619
Spectrum Brands Escrow Corp., Sr. Unsec. Notes, 6.38%, 11/15/20(b)	5,000	5,300
		50,919

Independent Power Producers & Energy Traders–0.15%
AES Corp (The), Sr. Unsec. Global Notes, 7.38%, 07/01/21	65,000	73,775
AES Corp/VA, Sr. Unsec. Global Notes, 8.00%, 10/15/17	60,000	69,600
Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	54,000	58,725
NRG Energy Inc.,
Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	65,000	74,750
Sr. Unsec. Gtd. Notes, 6.63%, 03/15/23(b)	15,000	15,975
Red Oak Power LLC-Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	56,740	61,988
		354,813

Industrial Conglomerates–1.18%
General Electric Co., Sr. Unsec. Global Notes, 2.70%, 10/09/22	360,000	359,410
Hutchison Whampoa International Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00%(b)(e)	2,290,000	2,450,300
		2,809,710

Industrial Machinery–1.10%
Actuant Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/15/22	20,000	20,800
Pentair Finance S.A., Sr. Unsec. Gtd. Notes,
1.35%, 12/01/15(b)	1,190,000	1,194,183
3.15%, 09/15/22(b)	605,000	595,932
5.00%, 05/15/21(b)	710,000	802,275
		2,613,190

Insurance Brokers–0.01%
Hub International Ltd., Sr. Unsec. Gtd. Notes, 8.13%, 10/15/18(b)	25,000	26,063

Integrated Oil & Gas–1.37%
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Loan Participation Notes, 6.51%, 03/07/22(b)	265,000	307,771
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	450,000	481,024
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 6.13%, 11/09/20(b)	960,000	1,095,768

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Total Capital International S.A. (France), Sr. Unsec. Gtd. Global Notes, 1.50%, 02/17/17	$1,350,000	$1,371,770
		3,256,333
Integrated Telecommunication Services–2.94%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	86,000	126,153
AT&T Inc., Sr. Unsec. Global Notes,
1.70%, 06/01/17	655,000	663,727
2.95%, 05/15/16	370,000	392,940
4.45%, 05/15/21	190,000	215,113
6.15%, 09/15/34	500,000	600,534
Deutsche Telekom International Finance B.V. (Germany),
Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	440,000	637,823
Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/19	150,000	184,402
Sr. Unsec. Gtd. Notes,
4.88%, 03/06/42(b)	1,000,000	1,022,622
6.75%, 08/20/18	225,000	278,468
Qtel International Finance Ltd. (Qatar),
Sr. Unsec. Gtd. Notes,
3.25%, 02/21/23(b)	830,000	819,870
3.38%, 10/14/16(b)	315,000	333,192
4.75%, 02/16/21(b)	200,000	223,310
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	880,000	931,337
Verizon Communications, Inc., Sr. Unsec. Global Notes,
4.75%, 11/01/41	300,000	310,501
6.40%, 02/15/38	200,000	252,030
		6,992,022

Internet Software & Services–0.36%
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/17	730,000	737,687
Equinix Inc., Sr. Unsec. Notes,
4.88%, 04/01/20	15,000	15,000
5.38%, 04/01/23	55,000	55,000
Equinix Inc., Sr. Unsec. Notes, 7.00%, 07/15/21	50,000	55,250
		862,937

Investment Banking & Brokerage–3.69%
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(e)	1,165,000	1,352,856
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes,
3.63%, 01/22/23	1,225,000	1,236,200
5.25%, 07/27/21	565,000	644,776
5.75%, 01/24/22	230,000	270,867
Sr. Unsec. Medium-Term Global Notes,
3.70%, 08/01/15	615,000	651,372
Unsec. Sub. Global Notes,
6.75%, 10/01/37	310,000	352,274

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Bond Fund

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes,
6.00%, 01/14/20(b)	$1,095,000	$1,191,951
7.63%, 08/13/19(b)	498,000	603,445
Morgan Stanley,
Sr. Unsec. Global Notes,
6.38%, 07/24/42	835,000	1,019,642
Sr. Unsec. Medium-Term Global Notes,
4.00%, 07/24/15	1,000,000	1,056,475
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	370,000	391,725
		8,771,583

Leisure Facilities–0.02%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	20,000	20,000
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	20,000	21,400
		41,400

Leisure Products–0.03%
Toys R Us-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	80,000	81,400

Life & Health Insurance–4.44%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	650,000	709,486
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	950,000	1,184,124
MetLife Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/42	390,000	373,468
MetLife, Inc.,
Jr. Unsec. Sub. Global Notes, 10.75%, 08/01/39	785,000	1,216,750
Series A, Sr. Unsec. Notes, 6.82%, 08/15/18	50,000	62,580
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	1,645,000	1,815,068
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	1,150,000	1,322,169
Prudential Financial, Inc.,
Series C, Sr. Unsec. Medium-Term Notes, 5.40%, 06/13/35	1,500,000	1,643,343
Series D, Sr. Unsec. Disc. Medium-Term Notes, 4.75%, 09/17/15	820,000	897,230
Sr. Unsec. Medium-Term Notes,
6.63%, 12/01/37	390,000	495,544
7.38%, 06/15/19	645,000	828,906
		10,548,668

Managed Health Care–1.87%
Cigna Corp.,
Sr. Unsec. Global Notes,
5.38%, 02/15/42	890,000	1,010,190
Sr. Unsec. Notes,
4.50%, 03/15/21	435,000	486,695
5.88%, 03/15/41	350,000	423,506

	Principal Amount	Value
Managed Health Care–(continued)
Humana Inc., Sr. Unsec. Global Notes, 4.63%, 12/01/42	$405,000	$389,933
UnitedHealth Group Inc.,
Sr. Unsec. Global Notes, 2.75%, 02/15/23	665,000	658,425
Sr. Unsec. Notes, 5.95%, 02/15/41	590,000	725,240
Wellpoint Inc., Sr. Unsec. Global Notes, 1.25%, 09/10/15	750,000	755,822
		4,449,811
Marine–0.01%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	20,000	20,050

Movies & Entertainment–0.46%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	115,000	126,644
Cinemark USA Inc., Sr. Unsec. Gtd. Notes, 5.13%, 12/15/22(b)	40,000	40,450
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	80,000	86,200
NAI Entertainment Holdings LLC, Sr. Sec. Gtd. Notes, 8.25%, 12/15/17(b)	30,000	32,850
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/36	675,000	817,527
		1,103,671

Multi-Line Insurance–0.67%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	1,055,000	1,363,555
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	2,000	2,067
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	55,000	65,450
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	100,000	116,250
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	25,000	36,865
		1,584,187

Multi-Utilities–0.61%
Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Unsec. Notes, 4.13%, 03/13/17(b)	800,000	862,724
Consumers Energy Co., Sr. Sec. First Mortgage Bonds, 5.80%, 09/15/35	480,000	597,411
		1,460,135

Office REITs–0.68%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	1,525,000	1,625,123

Office Services & Supplies–0.81%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	5,000	5,419
Steelcase, Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	1,730,000	1,917,273
		1,922,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Bond Fund

	Principal Amount	Value
Oil & Gas Drilling–0.41%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	$16,000	$17,520
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	55,000	58,575
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	835,000	908,535
		984,630

Oil & Gas Equipment & Services–0.10%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	35,000	37,581
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	40,000	40,400
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	20,000	20,700
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	100,000	102,500
SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	30,000	32,166
		233,347

Oil & Gas Exploration & Production–3.94%
Anadarko Petroleum Corp., Sr. Unsec. Global Notes, 5.95%, 09/15/16	1,385,000	1,595,302
Apache Corp., Sr. Unsec. Global Notes, 4.75%, 04/15/43	620,000	642,003
Berry Petroleum Co., Sr. Unsec. Notes, 6.38%, 09/15/22	40,000	42,450
6.75%, 11/01/20	35,000	37,450
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	25,000	27,313
8.25%, 09/01/21	95,000	106,875
Sr. Unsec. Gtd. Notes,
7.63%, 11/15/22(b)	20,000	21,850
Chesapeake Energy Corp.,
Sr. Unsec. Gtd. Global Notes,
6.88%, 11/15/20	25,000	27,594
Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	5,000	5,344
6.63%, 08/15/20	102,000	112,072
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	120,000	128,400
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/21	50,000	56,562
Denbury Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 07/15/23	20,000	19,700
Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	365,000	393,182
Encana Corp. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/38	945,000	1,134,837
EOG Resources, Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	475,000	535,582
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	70,000	73,675

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	$109,000	$103,550
Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	45,000	45,450
Halcon Resources Corp., Sr. Unsec. Gtd. Notes, 8.88%, 05/15/21(b)	130,000	140,075
Kodiak Oil & Gas Corp. (Canada), Sr. Unsec. Gtd. Notes, 5.50%, 01/15/21(b)	15,000	15,563
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	8,000	8,720
McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	60,000	63,862
MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.38%, 01/30/23(b)	40,000	41,600
Noble Energy Inc., Sr. Unsec. Global Notes, 4.15%, 12/15/21	685,000	752,342
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/23	30,000	32,925
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes,
3.50%, 02/06/17	735,000	757,232
5.75%, 01/20/20	410,000	456,099
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	630,000	723,015
Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 6.50%, 11/15/20	30,000	33,600
QEP Resources Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/23	25,000	26,000
Sr. Unsec. Notes, 5.38%, 10/01/22	53,000	55,650
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	12,000	12,300
5.75%, 06/01/21	80,000	85,600
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	30,000	32,550
6.63%, 02/15/19	120,000	129,300
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/22	800,000	843,574
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/22	35,000	36,663
		9,355,861

Oil & Gas Refining & Marketing–0.24%
Crosstex Energy, L.P./Crosstex Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/01/22(b)	15,000	15,900
CVR Refining LLC/Coffeyville Finance Inc., Sr. Sec. Gtd. Notes, 6.50%, 11/01/22(b)	60,000	60,450
Tesoro Corp., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	20,000	20,900
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Notes, 5.88%, 10/01/20(b)	25,000	26,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Bond Fund

	Principal Amount	Value
Oil & Gas Refining & Marketing–(continued)
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	$35,000	$39,244
Valero Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/37	325,000	398,611
		561,605

Oil & Gas Storage & Transportation–2.55%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/23	30,000	29,850
5.88%, 04/15/21	75,000	80,062
Atlas Pipeline Escrow LLC, Sr. Sec. Notes, 6.63%, 10/01/20(b)	20,000	21,050
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 08/01/23(b)	20,000	20,000
6.63%, 10/01/20(b)	15,000	15,788
Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., Sr. Unsec. Gtd. Notes, 8.38%, 06/01/19(b)	25,000	26,062
El Paso Pipeline Partners Operating Co. LLC, Sr. Unsec. Gtd. Notes, 4.70%, 11/01/42	365,000	351,279
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	63,000	72,371
Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	690,000	762,841
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	300,000	352,301
Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	1,250,000	1,544,725
Series G, Sr. Unsec. Gtd. Global Notes, 5.60%, 10/15/14	720,000	775,124
Genesis Energy LP/Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	35,000	36,050
Inergy Midstream L.P./NRGM Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 12/15/20(b)	50,000	52,000
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp.,
Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	25,000	26,344
6.25%, 06/15/22	19,000	20,425
6.50%, 08/15/21	55,000	59,469
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	185,000	195,948
Rockies Express Pipeline LLC, Sr. Unsec. Notes, 6.00%, 01/15/19(b)	5,000	4,913
Spectra Energy Capital LLC,
Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/19	225,000	296,100
Sr. Unsec. Gtd. Notes, 5.67%, 08/15/14	500,000	534,682

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	$15,000	$16,463
6.88%, 02/01/21	95,000	104,025
Sr. Unsec. Gtd. Notes, 5.25%, 05/01/23(b)	10,000	10,300
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	40,000	43,300
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	455,000	614,383
		6,065,855

Other Diversified Financial Services–4.53%
Bank of America Corp.,
Sr. Unsec. Global Notes, 3.70%, 09/01/15	500,000	528,432
Sr. Unsec. Medium-Term Notes, 3.30%, 01/11/23	1,125,000	1,122,685
Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	500,000	581,723
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	680,000	849,189
Citigroup Inc.,
Sr. Unsec. Global Notes, 3.38%, 03/01/23	2,355,000	2,385,053
Series A, Jr. Unsec. Sub. Global Notes, 5.95% (e)	730,000	746,425
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.75%, 07/01/13(b)	555,000	558,817
General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes,
4.65%, 10/17/21	600,000	677,611
5.50%, 01/08/20	320,000	379,918
ING US Inc. (Netherlands), Sr. Unsec. Gtd. Notes, 5.50%, 07/15/22(b)	905,000	1,001,565
JPMorgan Chase & Co., Sr. Unsec. Global Notes,
3.25%, 09/23/22	535,000	540,067
3.45%, 03/01/16	270,000	288,166
Merrill Lynch & Co., Inc., Unsec. Sub. Global Notes, 7.75%, 05/14/38	765,000	1,039,114
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	70,000	72,100
		10,770,865

Packaged Foods & Meats–1.27%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	45,000	46,800
Mondelez International Inc.,
Sr. Unsec. Global Notes, 6.88%, 02/01/38	1,255,000	1,700,889
Sr. Unsec. Notes, 6.88%, 01/26/39	850,000	1,145,546
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	80,000	87,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Bond Fund

	Principal Amount	Value
Packaged Foods & Meats–(continued)
Wells Enterprises Inc., Sr. Unsec. Notes, 6.75%, 02/01/20(b)	$45,000	$47,250
		3,027,885

Paper Packaging–0.18%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	45,000	48,150
Rock-Tenn Co., Sr. Unsec. Gtd. Notes, 4.00%, 03/01/23(b)	370,000	375,661
		423,811

Paper Products–0.39%
Boise Cascade LLC/Boise Cascade Finance Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/20(b)	5,000	5,306
International Paper Co., Sr. Unsec. Global Notes,
4.75%, 02/15/22	280,000	314,347
6.00%, 11/15/41	405,000	473,736
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	80,000	87,200
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	15,000	15,863
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	40,000	40,850
		937,302

Personal Products–0.25%
Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	610,000	571,437
Revlon Consumer Products Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	30,000	29,925
		601,362

Pharmaceuticals–1.07%
Actavis Inc., Sr. Unsec. Global Notes, 1.88%, 10/01/17	700,000	708,601
4.63%, 10/01/42	500,000	506,840
Teva Pharmaceutical Finance IV LLC (Israel), Sr. Unsec. Gtd. Global Notes, 2.25%, 03/18/20	665,000	669,502
Wyeth LLC, Sr. Unsec. Gtd. Notes, 6.45%, 02/01/24	120,000	160,114
Zoetic Inc., Sr. Unsec. Notes, 3.25%, 02/01/23(b)	485,000	491,781
		2,536,838

Property & Casualty Insurance–1.88%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	1,100,000	1,396,472
QBE Capital Funding III Ltd. (Australia), Unsec. Gtd. Sub. Notes, 7.25%, 05/24/41(b)	1,500,000	1,575,000
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	600,000	743,446

	Principal Amount	Value
Property & Casualty Insurance–(continued)
XL Group PLC (Ireland), Sr. Unsec. Global Notes, 5.25%, 09/15/14	$710,000	$750,431
		4,465,349

Railroads–1.16%
Canadian Pacific Railway Co. (Canada), Sr. Unsec. Notes, 4.45%, 03/15/23	225,000	248,863
CSX Corp.,
Sr. Unsec. Global Notes, 6.15%, 05/01/37	770,000	951,652
Sr. Unsec. Notes, 5.50%, 04/15/41	1,350,000	1,561,077
		2,761,592

Real Estate Services–0.01%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	32,000	34,800

Regional Banks–1.84%
Fifth Third Bancorp,
Sr. Unsec. Notes, 3.50%, 03/15/22	750,000	783,131
Unsec. Sub. Notes, 4.50%, 06/01/18	580,000	641,065
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	340,000	407,994
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	1,030,000	1,210,543
PNC Bank N.A., Sub. Notes, 2.70%, 11/01/22	1,015,000	994,691
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	155,000	174,375
Synovus Financial Corp.,
Sr. Unsec. Global Notes, 7.88%, 02/15/19	35,000	39,725
Unsec. Sub. Global Notes, 5.13%, 06/15/17	130,000	130,000
		4,381,524

Research & Consulting Services–0.53%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	60,000	64,200
Novant Health, Inc.–Series 2009 A, Unsec. Bonds, 5.85%, 11/01/19	1,000,000	1,195,038
		1,259,238

Residential REITs–0.39%
Essex Portfolio L.P., Unsec. Gtd. Notes, 3.63%, 08/15/22(b)	940,000	937,761

Retail REITs–1.03%
Realty Income Corp., Sr. Unsec. Notes,
2.00%, 01/31/18	935,000	939,520
3.25%, 10/15/22	600,000	590,488
Simon Property Group L.P., Sr. Unsec. Notes, 4.75%, 03/15/42	290,000	308,009
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	500,000	616,320
		2,454,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Bond Fund

	Principal Amount	Value
Semiconductor Equipment–0.11%
Amkor Technology Inc., Sr. Unsec. Global Notes,
6.63%, 06/01/21	$165,000	$167,062
Sr. Unsec. Gtd. Global Notes,
7.38%, 05/01/18	10,000	10,525
Sensata Technologies B.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	70,000	75,600
		253,187

Semiconductors–0.08%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	170,000	187,850

Soft Drinks–0.46%
Coca-Cola Enterprises, Inc., Sr. Unsec. Notes, 1.13%, 11/12/13	750,000	753,717
Dr. Pepper Snapple Group Inc., Sr. Unsec. Gtd. Global Notes, 2.00%, 01/15/20	335,000	330,852
		1,084,569

Specialized Finance–2.73%
Air Lease Corp., Sr. Unsec. Global Notes, 5.63%, 04/01/17	80,000	85,200
Aircastle Ltd., Sr. Unsec. Global Notes,
6.75%, 04/15/17	110,000	122,100
7.63%, 04/15/20	40,000	46,200
CIT Group Inc.,
Sr. Unsec. Global Notes,
5.00%, 08/15/22	15,000	16,125
5.25%, 03/15/18	95,000	102,719
Sr. Unsec. Notes,
5.50%, 02/15/19(b)	165,000	180,675
International Lease Finance Corp., Sr. Sec. Gtd. Notes,
6.50%, 09/01/14(b)	2,970,000	3,172,331
Sr. Unsec. Global Notes,
4.88%, 04/01/15	500,000	523,375
5.88%, 04/01/19	540,000	580,331
5.88%, 08/15/22	85,000	91,269
8.75%, 03/15/17	40,000	47,275
Sr. Unsec. Notes, 8.25%, 12/15/20	295,000	361,375
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	1,080,000	1,172,672
		6,501,647

Specialized REITs–3.39%
American Tower Corp.,
Sr. Unsec. Global Notes,
3.50%, 01/31/23	500,000	493,607
4.63%, 04/01/15	820,000	876,661
Sr. Unsec. Notes, 4.50%, 01/15/18	1,115,000	1,228,433
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	1,250,000	1,468,262
Felcor Lodging L.P., Sr. Sec. Notes, 5.63%, 03/01/23(b)	15,000	15,225
HCP, Inc., Sr. Unsec. Notes, 3.75%, 02/01/16	265,000	283,893

	Principal Amount	Value
Specialized REITs–(continued)
Host Hotels & Resorts L.P.,
Sr. Unsec. Global Notes, 5.25%, 03/15/22	$35,000	$38,981
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/01/20	20,000	22,150
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	45,000	48,825
Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	20,000	22,125
Senior Housing Properties Trust, Sr. Unsec. Notes,
4.30%, 01/15/16	1,755,000	1,836,169
6.75%, 12/15/21	500,000	581,562
Ventas Realty L.P./Ventas Capital Corp.,
Sr. Unsec. Gtd. Notes,
4.25%, 03/01/22	130,000	139,279
4.75%, 06/01/21	895,000	995,769
		8,050,941

Specialty Chemicals–0.28%
Ashland Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/22(b)	15,000	15,337
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	58,000	57,855
PolyOne Corp., Sr. Unsec. Notes,
5.25%, 03/15/23(b)	75,000	76,125
7.38%, 09/15/20	55,000	61,187
PQ Corp., Sr. Sec. Notes, 8.75%, 05/01/18(b)	35,000	37,144
RPM International Inc., Sr. Unsec. Global Notes, 3.45%, 11/15/22	420,000	414,359
		662,007

Steel–0.85%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds,
10.35%, 06/01/19	770,000	974,082
Sr. Unsec. Global Notes,
6.75%, 02/25/22	20,000	22,110
7.25%, 03/01/41	135,000	134,672
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 8.25%, 11/01/19(b)	60,000	66,600
Steel Dynamics Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/19(b)	65,000	69,875
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Sr. Unsec. Notes, 7.38%, 02/01/20(b)	71,000	74,017
United States Steel Corp.,
Sr. Unsec. Global Notes, 7.50%, 03/15/22	35,000	36,313
Sr. Unsec. Notes, 7.00%, 02/01/18	40,000	42,600
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	580,000	604,258
		2,024,527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Bond Fund

	Principal Amount	Value
Systems Software–0.01%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 12/20/10; Cost $35,788)(b)	$35,000	$22,925

Technology Distributors–0.00%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	10,000	10,650

Tires & Rubber–0.02%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	50,000	57,250

Tobacco–1.10%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes,
4.13%, 09/11/15	1,000,000	1,081,830
4.75%, 05/05/21	935,000	1,051,632
9.70%, 11/10/18	340,000	474,892
		2,608,354

Trading Companies & Distributors–0.05%
Air Lease Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 03/01/20	68,000	67,830
Aircastle Ltd., Sr. Unsec. Global Notes, 6.25%, 12/01/19	10,000	10,825
United Rentals North America Inc.,
Sr. Sec. Gtd. Global Notes, 5.75%, 07/15/18	5,000	5,413
Sr. Unsec. Global Notes, 8.25%, 02/01/21	25,000	28,187
		112,255

Trucking–0.99%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19	105,000	115,237
9.75%, 03/15/20	35,000	40,600
Hertz Corp. (The),
Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19	80,000	86,800
7.38%, 01/15/21	55,000	60,844
7.50%, 10/15/18	15,000	16,463
Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	20,000	21,500
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec. Notes, 4.25%, 01/17/23(b)	2,000,000	2,018,503
		2,359,947

Wireless Telecommunication Services–1.55%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes,
4.38%, 07/16/42	620,000	598,341
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	565,000	683,148
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	45,000	48,825

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	$166,000	$170,565
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	1,215,000	1,391,175
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20	105,000	110,775
7.88%, 09/01/18	35,000	37,844
SBA Communications Corp., Sr. Unsec. Notes, 5.63%, 10/01/19(b)	35,000	36,137
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	135,000	137,194
6.90%, 05/01/19	75,000	82,031
Sprint Nextel Corp., Sr. Unsec. Global Notes, 6.00%, 11/15/22	50,000	50,875
7.00%, 08/15/20	20,000	21,875
11.50%, 11/15/21	15,000	20,775
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	60,000	70,425
9.00%, 11/15/18(b)	45,000	56,025
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)	150,000	159,375
		3,675,385
Total U.S. Dollar Denominated Bonds and Notes (Cost $220,581,598)		238,502,209

	Shares
Preferred Stocks–1.14%
Consumer Finance–0.00%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)	7	6,811

Diversified Banks–0.48%
CoBank ACB, Series F, 6.25% Pfd.(b)	10,000	1,067,500
Royal Bank of Scotland PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	3,080	77,061
		1,144,561

Multi-Line Insurance–0.05%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	4,135	122,355

Office REITs–0.01%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	560	15,075

Regional Banks–0.43%
PNC Financial Services Group Inc., Series P, 6.13% Pfd.	30,000	831,000
Zions Bancorp., Series C, 9.50% Pfd.	7,220	186,637
		1,017,637

Reinsurance–0.16%
Reinsurance Group of America, Inc., Unsec. Sub. 6.20% Variable Rate Pfd.(d)	14,000	379,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Bond Fund

	Shares		Value
Tires & Rubber–0.01%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		420	$19,043
Total Preferred Stocks (Cost $2,497,512)			2,705,302

	Principal Amount
Asset-Backed Securities–0.92%
Bear Stearns Commercial Mortgage Securities-Series 2007-T26, Class A4, Variable Rate Pass Through Ctfs., 5.47%, 01/12/45(d)		$700,000	809,604
GS Mortgage Securities Corp. Trust-Series 2012-ALOH, Class B, Pass Through Ctfs., 4.05%, 04/10/34(b)		500,000	542,429
Santander Drive Auto Receivables Trust-Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17		790,000	831,210
Total Asset-Backed Securities (Cost $1,889,158)			2,183,243

Non-U.S. Dollar Denominated Bonds & Notes–0.35%(f)
Broadcasting–0.06%
Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	100,000	138,067

Casinos & Gaming–0.11%
Cirsa Funding Luxembourg S.A. (Spain), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	50,000	64,301
Codere Finance Luxembourg S.A. (Spain), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	115,000	119,364
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	70,000	71,283
			254,948

	Principal Amount		Value
Construction Materials–0.09%
Cemex Finance Europe B.V. (Mexico), Sr. Unsec. Gtd. Euro Notes, 4.75%, 03/05/14	EUR	50,000	$66,488
Spie BondCo 3 SCA, (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(b)	EUR	100,000	146,227
			212,715

Food Distributors–0.06%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	100,000	155,093

Health Care Technology–0.03%
Cegedim S.A. (France), Sr. Unsec. Euro Bonds, 7.00%, 07/27/15	EUR	50,000	68,952
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $829,279)			829,775

Municipal Obligations–0.15%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable RB, 6.64%, 04/01/57 (Cost $319,500)		$300,000	362,499

U.S. Treasury Bills–0.08%
0.18%, 11/14/13 (Cost $199,743)(g)(h)		200,000	199,821

	Shares
Common Stocks–0.01%
Paper Products–0.01%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $38,584)(b)(i)		180	15,300
TOTAL INVESTMENTS–102.96% (Cost $226,355,374)			244,798,149
OTHER ASSETS LESS LIABILITIES–(2.96)%			(7,036,253)
NET ASSETS–100.00%			$237,761,896

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound

Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust

Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933 (the “1933 Act”), as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $67,566,721, which represented 28.54% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2013 represented less than 1% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(e)	Perpetual bond with no specified maturity date.
(f)	Foreign denominated security. Principal amount is denominated in currency indicated.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	Non-income producing security acquired as part of the New Page Corp. bankruptcy reorganization.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Bond Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $226,355,374)	$244,798,149
Foreign currencies, at value (Cost $6,935)	6,848
Receivable for:
Investments sold	632,649
Variation margin	4,842
Dividends and interest	3,019,854
Foreign currency contracts outstanding	21,591
Principal paydowns	1,287
Premiums paid on swap agreements	168,229
Total assets	248,653,449

Liabilities:
Payable for:
Investments purchased	970,484
Amount due custodian	9,634,903
Dividends	41,762
Trustees’ and officers fees	2,640
Accrued fees to affiliates	52
Accrued other operating expenses	71,938
Unrealized depreciation on swap agreements	169,774
Total liabilities	10,891,553
Net assets applicable to shares outstanding	$237,761,896

Net assets consist of:
Shares of beneficial interest	$218,878,358
Undistributed net investment income	(1,136,729)
Undistributed net realized gain	1,724,527
Unrealized appreciation	18,295,740
$237,761,896

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Outstanding	11,377,069
Net asset value per share	$20.90
Market value per share	$20.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Bond Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest (net of foreign withholding taxes of $ 35)	$11,018,209
Dividends	112,518
Dividends from affiliated money market funds	2,923
Total investment income	11,133,650

Expenses:
Advisory fees	1,000,528
Administrative services fees	54,791
Custodian fees	26,821
Transfer agent fees	54,913
Trustees’ and officers’ fees and benefits	22,856
Other	177,592
Total expenses	1,337,501
Less: Fees waived	(3,489)
Net expenses	1,334,012
Net investment income	9,799,638

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	6,562,622
Foreign currencies	10,309
Foreign currency contracts	(16,374)
Futures contracts	416,280
Swap agreements	(209,173)
6,763,664
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,807,348
Foreign currencies	(3,340)
Foreign currency contracts	30,906
Futures contracts	(84,613)
Swap agreements	(177,708)
3,572,593
Net realized and unrealized gain	10,336,257
Net increase in net assets resulting from operations	$20,135,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$9,799,638	$10,207,880
Net realized gain	6,763,664	7,695,887
Change in net unrealized appreciation	3,572,593	3,755,182
Net increase in net assets resulting from operations	20,135,895	21,658,949
Distributions to shareholders from net investment income	(10,735,261)	(10,885,391)
Distributions to shareholders from net realized gains	(6,425,525)	(4,639,800)
Increase from transactions in shares of beneficial interest	564,677	289,973
Net increase in net assets	3,539,786	6,423,731

Net assets:
Beginning of year	234,222,110	227,798,379
End of year (includes undistributed net investment income of $(1,136,729) and $(841,977), respectively)	$237,761,896	$234,222,110

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Bond Fund, formerly Invesco Van Kampen Bond Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek interest income while conserving capital.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American

23                         Invesco Bond Fund

Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign

24                         Invesco Bond Fund

currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

I.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

25                         Invesco Bond Fund

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

L.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.42%
Over $500 million	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser had contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses (excluding certain items discussed below) to 0.58%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses to exceed the limit reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The fee waiver agreement terminated on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees of $3,489.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

26                         Invesco Bond Fund

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,630,991	$1,089,611	$—	$2,720,602
U.S. Treasury Securities	—	199,821	—	199,821
Corporate Debt Securities	—	238,502,209	—	238,502,209
Foreign Debt Securities	—	829,775	—	829,775
Asset-Backed Securities	—	2,183,243	—	2,183,243
Municipal Obligations	—	362,499	—	362,499
	1,630,991	243,167,158	—	244,798,149
Foreign Currency Contracts*	—	21,591	—	21,591
Futures*	1,311	—	—	1,311
Swap Agreements*	—	(169,774)	—	(169,774)
Total Investments	$1,632,302	$243,018,975	$—	$244,651,277

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2013:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Interest rate risk
Futures contracts(a)	$4,965	$(3,654)
Currency risk
Foreign currency contracts(b)	21,591	—
Credit risk
Swap agreements(c)	$—	$(169,774)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(b)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.
(c)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized appreciation (depreciation) on swap agreements.

Effect of Derivative Investments for the year ended February 28, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures*	Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$—	$(209,173)
Currency risk	—	(16,374)	—
Interest rate risk	416,280	—	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$(177,708)
Currency risk	—	30,906	—
Interest rate risk	(84,613)	—	—
Total	$331,667	$14,532	$(386,881)

*	The average notional value of futures, foreign currency contracts and swap agreements outstanding during the period was $41,736,083, $726,603 and $6,308,333, respectively.

27                         Invesco Bond Fund

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Ultra Bonds	8	June-2013	$1,264,000	$(3,654)
U.S. Treasury 5 Year Notes	149	June-2013	18,473,672	4,370
Subtotal				$716

Short Contracts
U.S. Treasury 10 Year Notes	44	June-2013	$(5,788,063)	$595
Total				$1,311

Open Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation
	Counterparty	Deliver		Receive
05/08/13	RBC Dain Rauscher	EUR	457,000	USD	618,595	$597,004	$21,591

Currency Abbreviations:

EUR	— Euro
USD	— U.S. Dollar

Open Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America	Citigroup Inc.	Buy	(1.00%)	06/20/17	0.99%	$2,500,000	$168,229	$(169,774)

(a)	Implied credit spreads represent the current level as of February 28, 2013 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

During the year ended February 28, 2013, the Fund paid legal fees of $35,846 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A trustee of the Fund is of counsel with Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$15,206,427	$10,885,391
Long-term capital gain	1,954,359	4,639,800
Total distributions	$17,160,786	$15,525,191

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$730,664
Undistributed long-term gain	1,025,715
Net unrealized appreciation — investments	17,297,097
Net unrealized appreciation (depreciation) — other investments	(169,938)
Shares of beneficial interest	218,878,358
Total net assets	$237,761,896

28                         Invesco Bond Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premium amortization differences.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has no capital loss carryforward as of February 28, 2013.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $156,647,248 and $149,028,980, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $12,052,499 and $17,458,110, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$18,339,390
Aggregate unrealized (depreciation) of investment securities	(1,042,293)
Net unrealized appreciation of investment securities	$17,297,097

Cost of investments for tax purposes is $ 227,501,052.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization and distributions, on February 28, 2013, undistributed net investment income (loss) was increased by $640,871 and undistributed net realized gain (loss) was decreased by $640,871. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended
	February 28, 2013	February 29, 2012
Beginning Shares	11,350,334	11,335,939
Shares issued through dividend reinvestment	26,735	14,395
Ending shares	11,377,069	11,350,334

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2013:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2013	$0.0775	March 11, 2013	March 28, 2013
April 1, 2013	$0.0755	April 11, 2013	April 30, 2013

29                         Invesco Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended February 28, 2013		Year ended February 29, 2012	Eight months ended February 28, 2011		Years ended June 30,
						2010	2009	2008
Net asset value, beginning of period	$20.64		$20.10	$19.73		$17.94	$18.33	$18.70
Net investment income(a)	0.86		0.90	0.62		1.04	0.95	0.92
Net gains (losses) on securities (both realized and unrealized)	0.91		1.01	0.41		1.78	(0.22)	(0.37)
Total from investment operations	1.77		1.91	1.03		2.82	0.73	0.55
Less distributions from:
Net investment income	(0.95)		(0.96)	(0.66)		(1.03)	(1.12)	(0.92)
Net realized gains	(0.56)		(0.41)	–		–	–	–
Total distributions	(1.51)		(1.37)	(0.66)		(1.03)	(1.12)	(0.92)
Net asset value, end of period	$20.90		$20.64	$20.10		$19.73	$17.94	$18.33
Market value, end of period	$20.62		$20.85	$18.30		$19.65	$17.12	$16.62
Total return at net asset value(b)	8.77%		10.05%	5.35%
Total return at market value(c)	6.23%		22.13%	(3.69)%		21.02%	10.29%	4.17%
Net assets, end of period (000’s omitted)	$237,762		$234,222	$227,798		$223,606	$202,986	$207,338
Portfolio turnover rate(d)	70%		72%	79%		77%	59%	111%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	0.56	%(e)	0.57%	0.52	%(f)
Without fee waivers and/or expense reimbursements	0.56	%(e)	0.57%	0.53	%(f)	0.59%	0.58%	0.61%
Ratio of net investment income to average net assets	4.11	%(e)	4.43%	4.61	%(f)	5.40%	5.54%	4.82%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $238,221.
(f)	Annualized.

30                         Invesco Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Bond Fund (formerly known as Invesco Van Kampen Bond Fund; hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by another independent registered public accounting firm whose report dated August 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

31                         Invesco Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,954,359
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.68%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32                         Invesco Bond Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. Since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	137	Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy; Trustee/Managing General Partner of funds in the Fund Complex
Independent Trustees
David C. Arch — 1945 Trustee	1997	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate	13	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company
Linda Hutton Heagy — 1948 Trustee	2003	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse	13	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation	13	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc. Advisory Board, True North Ventures
Hugo F. Sonnenschein — 1940 Trustee	1997	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC. Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977)	13	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

T-2                         Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2012

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, The Invesco Van Kampen Closed-End Funds	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom, LLP Four Times Square New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Bond Fund

Correspondence information

Send general correspondence to Computershare, P.O. Box 43078, Providence, RI 02940-3078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
SEC file number: 811-02090 VK-CE-BOND-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/29/2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$38,000	N/A	$36,300	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$5,700	0%	$13,600	0%
All Other Fees(3)	$0	0%	$0	0%

Total Fees	$43,700	0%	$49,900	0%

PWC billed the Registrant aggregate non-audit fees of $5,700 for the fiscal year ended February 28, 2013, and $13,600 for the fiscal year ended February 29, 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/29/2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2013, and $0 for the fiscal year ended February 29, 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2.	PROXY POLICIES AND PROCEDURES – RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).

A. POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

March 2012	I.2 - 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.	Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

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Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•

Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

March 2012	I.2 - 3

•

Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.	Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

March 2012	I.2 - 4

•

Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Shareholder Proposals on Corporate Governance

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

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VII.	Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are often difficult to assess. Analyzing the costs and economic benefits of these proposals is generally highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco generally abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature. However, there are instances when the costs and economic benefits of these proposals can be more readily assessed, in which case, Invesco votes such proposals on a case-by-case basis.

VIII.	Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

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“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.

•	John Craddock, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1999.

•	Darren Hughes, Portfolio Manager, who has been responsible for the Fund since 2012 and has been associated with Invesco and/or its affiliates since 1992.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Fund since 2012 and has been associated with Invesco and/or its affiliates since 2000.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2013:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Bond Fund
Chuck Burge	None	N/A	$100,001-$500,000
John Craddock	None	N/A	$10,001-$50,000
Daren Hughes	None	N/A	$500,001-$1,000,000
Scott Roberts	None	N/A	$500,001-$1,000,000

Assets Managed

The following information is as of February 28, 2013:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco Bond Fund
Chuck Burge	8	$15,785.8	7	$3,788.6	2	$286.1
John Craddock	4	$2,431.0	1	$167.8	None	None
Darren Hughes	9	$3,971.6	None	None	None	None
Scott Roberts	9	$3,971.6	1	$30.3	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
[2]	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
[3]	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.
[4]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco [6] Invesco Australia Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco- Invesco Real Estate 6,[7] Invesco Senior Secured 6,[8]	Not applicable

Invesco Canada[6]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[9]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long-Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred / long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

[5]	Rolling time periods based on calendar year-end.
[6]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[7]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[8]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[9]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.